SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                  Amendment #1

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        Date of Report: October 12, 2004
                        (Date of Earliest Event Reported)


                             GREENBRIAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                     0-8187                      75-2399477
       (State or other              (Commission                (I.R.S. Employer
jurisdiction of incorporation)       File No.)               Identification No.)


                        1755 Wittington Place, Suite 340
                               Dallas, Texas 75234
                    (Address of principal executive offices)


                                  972-407-8400
              (Registrant's telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

         On October 12, 2004, Greenbriar Corporation (the "Company" or "GBR" or "Registrant") entered into an Acquisition Agreement with four individuals, Ronald Finley, Jeffrey A. Finley, Bradford A. Phillips and Gene E. Phillips, pursuant to which GBR acquired in a stock-for-stock exchange all of the issued and outstanding equity interests of two privately-held corporations, Finley Equities, Inc., a Texas corporation ("FEINC"), and American Realty Management, Inc., a Nevada corporation ("ARM") in exchange for 31,500 shares of GBR's newly-designated 2% Series J Preferred Stock, liquidation value $1,000 per share. FEINC and ARM each own an undivided one-half of the equity interest in Tacaruna B.V., a Netherlands company, which in turn directly owns 30% of CableTEL AD (formerly Cable Bulgaria AD), which does business as "CableTEL." Tacaruna BV also owns 64% of the equity of Narisma Holdings Limited, a Cypress Company, which in turn owns the balance of 70% of CableTEL. Tacaruna BV also holds a right (presently scheduled to mature or expire October 31, 2004) to acquire the remaining 36% of the Narisma Holdings Limited outstanding stock for
(euro)7,000,000 (approximately $8,470,000 at today's conversion rate). The result is that GBR through the acquisition indirectly owns and controls 74.8% of the equity interest in CableTEL.

         CableTEL is the largest cable television operator in Bulgaria, providing cable television services to approximately 11.5% of the Bulgarian market, or approximately 130,000 households in 20 cities. CableTEL is also a vertically-integrated communications company which provides in addition to cable television, telephony services (including voice-over IP), internet services, and fiberoptic connectivity to individual and commercial customers in the country of Bulgaria. CableTEL owns the only land-based fiberoptic network encircling the country of Bulgaria that offers this combination of services. CableTEL is currently the only company in Bulgaria licensed to provide the bundled services of telephone, internet access and cable television.

         Prior to this transaction, GBR had no material relationship with Ronald Finley, Jeffrey A. Finley or Bradford A. Phillips. Bradford A. Phillips is the son of Gene E. Phillips. Gene E. Phillips is an individual who has significant contact with and influence upon matters handled by Basic Capital Management, Inc., a Nevada corporation ("BCM"), International Health Products, Inc., a Nevada corporation ("IHPI"), TacCo Financial, Inc., a Nevada corporation ("TFI") and its wholly-owned subsidiary, JRG Investment Co., Inc., a Nevada corporation ("JRGIC"). Gene E. Phillips, BCM, IHPI, TFI and JRGIC are all Reporting Persons who may be deemed to constitute a "Person" within the meaning of Section 13d of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which corporations are the owners of shares of Common Stock of GBR which are the subject of a Schedule 13D and amendments thereto filed on behalf of Mr. Phillips and such corporations with the Securities and Exchange Commission (the "Commission"). Reference is made to Amendment No. 5 to Statement on Schedule 13D for event date of August 18, 2004 on file with the Commission for a summary of the information contained therein. As of such date, IHPI owned 9.970 shares of Common Stock of GBR (approximately 1% of the outstanding), TFI owned 28,596 shares of Common Stock of GBR (approximately 2.93% of the outstanding) and JRGIC owned 156,886 shares of Common Stock of GBR (approximately 16.06% of the outstanding), which in the aggregate total 195,452 shares of Common Stock of GBR, or approximately 20% of the then issued and outstanding shares of Common Stock.

         The consideration given by GBR for the assets received was an aggregate of 31,500 shares of GBR's newly-designated 2% Series J Preferred Stock, liquidation value $1,000 per share. Such Preferred Stock has the right to receive cumulative cash dividends of $20 per share per annum, payable quarterly, payment of $1,000 per share in the event of dissolution, liquidation or winding up of GBR before any distribution is made by GBR to its common stockholders, optional redemption at any time after September 30, 2006, at a price of $1,000 per share plus cumulative dividends, no initial right of conversion into any other securities of GBR, and voting rights consisting of five votes per share voting together with all other classes of stock. The shares of 2% Series J Preferred Stock are restricted in transfer, have not been registered under the Securities Act, and were issued to Jeffrey A. Finley, 1,575 shares (5%), Ronald Finley, 14,175 shares (45%), Bradford A. Phillips, 3,150 shares (10%) and Gene
E. Phillips, 12,600 shares (40%). The Acquisition Agreement contains customary representations and warranties and covenants by the parties, but also requires, as soon as reasonably practicable and in no event later than September 30, 2005, that GBR present the transaction represented by the Acquisition Agreement, together with a proposed mandatory exchange of preferred stock for common stock to its current stockholders in accordance with the applicable requirements of the Commission and the American Stock Exchange, Inc. ("AMEX") for a vote (or written consent by the requisite number) of stockholders to approve the transaction, including a mandatory exchange of all shares of preferred stock for shares of GBR's Common Stock on the basis of 279 shares of Common Stock for each share of 2% Series J Preferred Stock, which will result in an aggregate of 8,788,500 shares of Common Stock being issued to the four individuals (or their transferees), which shall then constitute at least 89% of the total issued and outstanding shares of Common Stock of GBR, all subject to the listing requirements with AMEX. In the event the stockholders of GBR do not approve by the requisite number of votes either the transaction covered by the Acquisition Agreement or the mandatory exchange of shares of Common Stock for shares of the 2% Series J Preferred Stock, the holders of the 2% Series J Preferred Stock have the option exercisable by all of them but not less than all of them at any time after September 30, 2005, until September 30, 2006 to either (a) rescind in full and revoke the transaction covered by the Acquisition Agreement by returning all 31,500 shares of 2% Series J Preferred Stock to GBR upon which GBR shall deliver back to the four individuals all equity securities of any entity owning all of the ordinary shares and other securities of Tacaruna B.V. or of CableTEL, or (b) deliver to GBR all 31,500 shares of 2% Series J Preferred Stock of GBR and receive in exchange therefor all of the ordinary shares and other securities of Tacaruna B.V. outstanding and owned by GBR such that the four individuals will become the owner and holder of all of the issued and outstanding securities of Tacaruna B.V., which in turn continues to own shares of CableTEL and shares of Narisma Holdings Limited.

Item 3.02. Unregistered Sales of Equity Securities

         On October 12, 2004, GBR issued the right to receive 31,500 shares of its newly-designated 2% Series J Preferred Stock to four individuals pursuant to an Acquisition Agreement dated October 8, 2004. Each share of 2% Series J Preferred Stock has a liquidation value of $1,000 per share, has a right to cumulative cash dividends of $20 per share per annum payable quarterly, has the right to payment of $1,000 per share in the event of dissolution, liquidation or winding up of the Company before any distribution is made by the Company to its common stockholders, optional redemption at any time after September 30, 2006 at a price of $1,000 per share plus cumulative dividends, no initial right to conversion into any other securities of the Company, and voting rights consisting of five votes per share of 2% Series J Cumulative Preferred Stock outstanding voting together with all other classes of stock, all as set forth in the Certificate of Designations filed with the Secretary of State of Nevada. The distribution of the 31,500 shares of 2% Series J Preferred Stock of GBR was made pursuant to the Acquisition Agreement described in Item 2.01 above, and such shares were issued without registration pursuant to the exemption afforded by
Section 4(2) of the Securities Act. Such shares of 2% Series J Preferred Stock may not be transferred by the holders except in transactions which are exempt from the registration requirements of the Securities Act.

Item 7.01. Regulation FD Disclosure

         On October 12, 2004, the Company issued a press release announcing the acquisition of assets and issuance of securities described until Items 2.01 and
3.02 above. A copy of the press release is attached hereto as Exhibit 99.1.

         The  information in this Form 8-K being  furnished  under Item 7.01 and
Exhibit  99.1 under Item 9.01 shall not be deemed to be "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

         The following financial statements and pro forma financial information regarding Tacaruna Holdings B.V. are filed with this report.

         (a) Financial Statements of Businesses Acquired.

         Tacaruna Holdings B.V.
         1. Financial Statement for Tacaruna Holdings B.V. for the nine months ending September 30, 2004.
         2. Financial Statement for Tacaruna Holdings B.V. for the twelve months ending December 31, 2003.
         3. Financial Statement for Tacaruna Holdings B.V. for the twelve months ending December 31, 2002.

         The following financial statements and pro forma financial information regarding Narisma Holdings Limited, CabelTEL AD will be filed with Amendment #2 to this Form 8-K.

         Narisma Holdings Limited
         1. Unaudited Financial Statement for Narisma Holdings Limited for the nine months ending September 30, 2004.
         2. Audited Financial Statement for Narisma Holdings Limited for the twelve months ending December 31, 2003.
         3. Audited Financial Statement for Narisma Holdings Limited for the twelve months ending December 31, 2002.

         Cable Bulgaria (CabelTEL) AD
         1. Unaudited Financial Statement for CabelTEL AD for the nine months ending September 30, 2004.
         2. Audited Financial Statement for Cable Bulgaria AD for the twelve months ending December 31, 2003.
         3. Audited Financial Statement for Cable Bulgaria AD for the twelve months ending December 31, 2002.

         (b) Pro Forma Financial Information.

         Pro Forma financial information required by this item will be filed with Amendment #2 to this Form 8-K.

         (c) Exhibits.

         The following exhibits were filed with the Company's Form 8-K on October 15, 2004:

  Exhibit
Designation                   Description of Exhibit

3.4 Certificate of Designations dated October 12, 2004, as filed with the Secretary of State of Nevada on October 13, 2004 (also an exhibit to
         10.1 below).
10.1 Acquisition Agreement dated October 12, 2004, among Greenbriar Corporation, Ronald Finley, Jeffrey A. Finley, Bradford A. Phillips and Gene E. Phillips (excluding exhibits and schedules).
99.1     Press Release dated October 12, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

         Dated: December 27, 2004.          GREENBRIAR CORPORATION



                                            By: /s/ Gene S. Bertcher
                                                -------------------------------
                                                Gene S. Bertcher, President and
                                                Chief Executive Officer

                             TACARUNA HOLDINGS B.V.


                           Rotterdam, The Netherlands

                                 INTERIM REPORT
                   for the nine months ended 30 September 2004

                             TACARUNA HOLDINGS B.V.


                                Table of contents
                                -----------------


Balance Sheet as at 30 September 2004                              Page     1

Profit and Loss Account for the nine months
ended 30 September 2004                                            Page     2

Notes to the Accounts                                              Pages   3-5

Supplementary information                                          Page     6

                             TACARUNA HOLDINGS B.V.

                                  Balance Sheet
                                  -------------
             (after appropriation of results and expressed in Euros)

                                                   30 September     31 December
                                     Notes              2004             2003

CURRENT ASSETS
Interest receivable                                    298,159          298,159
Cash at banks                          3                 5,137            5,137
                                                    ----------       ----------
                                                       303,296          303,296
                                                    ----------       ----------

NON-CURRENT ASSETS
Investment in Subsidiary                             7,593,576        7,456,005

CURRENT LIABILITIES
Interest payable                                       291,033          291,033
Amounts due to shareholder                           7,606,793        7,469,222
Accrued expenses                                        12,391            4,500
Corporate income tax payable                             1,396            1,396
                                                    ----------       ----------
                                                     7,911,613        7,766,151
                                                    ----------       ----------
NET CURRENT ASSETS                                     (14,741)          (6,850)
                                                    ----------       ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                  (14,741)          (6,850)
                                                    ==========       ==========

CAPITAL AND RESERVES
Share capital                                           20,000           20,000
Accumulated deficit                                    (34,741)         (26,850)
                                                    ----------       ----------
                                                       (14,741)          (6,850)
                                                    ==========       ==========

                             TACARUNA HOLDINGS B.V.
                             Profit and loss account
                             -----------------------
                              (expressed in Euros)

                                                Nine months ended     Year ended
                                                  30 September       31 December
                                                       2004               2003

OPERATING INCOME/(EXPENSES)
Interest income loan to subsidiary                         0                  0
Interest expenses on loan from group company               0                  0
                                                     -------            -------
Total operating income                                     0                  0
                                                     -------            -------

FINANCIAL INCOME/(EXPENSES)
Bank interest income                                       5                  6
Bank charges                                             (15)               (20)
                                                     -------            -------
Total financial (expenses)                               (10)               (14)
                                                     -------            -------

OTHER (EXPENSES)
General and administrative expenses                   (7,881)           (10,508)
                                                     -------            -------
Total other (expenses)                                (7,881)           (10,508)
                                                     -------            -------

(LOSS) BEFORE TAXATION                                (7,891)           (10,522)
                                                     -------            -------

CORPORATION TAX                                            0                  0

NET (LOSS) FOR YEAR TO DATE                           (7,891)           (10,522)
                                                     =======            =======

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 30 September 2004
                  ---------------------------------------------


1.       General

         The Company is a private limited liability company established on 11 December 2000. The statutory seat of the Company is Rotterdam, the Netherlands. The Company acts as a holding and financing company.

2.       Summary of principal accounting policies

         (a)      General
         The accounts have been prepared in accordance with the EU Directives as implemented in Part 9, Book 2 of the Dutch Civil Code.

         (b)      Foreign currencies
         All assets and liabilities expressed in currencies other than Euros have been translated at the rates of exchange prevailing at the balance sheet date. All transactions in foreign currencies have been translated into Euros at rates of exchange approximating to those ruling at the date of the transactions. Resulting exchange differences, if any, are recognised in the profit and loss account.

         (c)      Other assets and liabilities
         Assets and liabilities are stated at face value, unless otherwise stated in the notes thereon.

         (d)      Revenue recognition
         Income and expenses are accounted for under an accrual basis.

         (e)      Corporation tax
         Corporation tax is calculated on the basis of the net result shown in the Profit and Loss account, taking into account tax allowances and tax adjustments.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 30 September 2004
                  ---------------------------------------------


3.       Cash at banks

         This comprises bank balances held with ABN AMRO Bank in Rotterdam. The balances are available on demand.

4.       Capital and reserves

         The authorised share capital of the Company consists of 1,000 ordinary shares of EUR 100 each, amounting to EUR 100,000. At as balance sheet date 200 shares were issued and fully paid up.

         Capital and reserves can be summarised as follows :

         The movements in capital and reserves can be summarized as follows :

                                                        30 September 31 December
                                                            2004         2003
Issued share capital:
 -position as at the beginning of the period                20,000       20,000
 -movement during the period under review                        0            0
 -position as at the end of the period                      20,000       20,000
                                                           -------      -------

Retained earnings/(Accumulated deficit):
 -position as at the beginning of the period               (26,850)     (16,328)
 -loss for the period                                       (7,891)     (10,522)
                                                           -------      -------
 -position as at the end of the period                     (34,741)     (26,850)
                                                           -------      -------

 Total capital and reserves                                (14,741)      (6,850)
                                                           =======      =======

                             TACARUNA HOLDINGS B.V.


                           Rotterdam, The Netherlands

                                  ANNUAL REPORT
                 for the financial period ended 31 December 2003























ADDRESS:
Sehouwburgplein 30-34
3012 CL Rotterdam

Chamber of Commerce
File number 2431 3761

                             TACARUNA HOLDINGS B.V.


                                Table of contents
                                -----------------


Balance Sheet as at 31 December 2003                                 Page     1

Profit and Loss Account for the year ended 31 December 2003          Page     2

Notes to the Accounts                                                Pages   3-5

Supplementary information                                            Page     6

                             TACARUNA HOLDINGS B.V.

                                  Balance Sheet
                                  -------------
             (after appropriation of results and expressed in Euros)

                                                     31 December     31 December
                                           Notes          2003            2002

CURRENT ASSETS
Interest receivable                                     298,159         298,159
Cash at banks                                3            5,137           2,856
                                                       --------        --------
                                                        303,296         301,015
                                                       --------        --------

CURRENT LIABILITIES
Interest payable                                        291,033         291,033
Current account shareholder                              13,217           1,227
Accrued expenses                                          4,500           3,000
Corporate income tax payable                              1,396           2,083
                                                       --------        --------
                                                        310,146         297,343
                                                       --------        --------
NET CURRENT ASSETS                                       (6,850)          3,672
                                                       --------        --------

TOTAL ASSETS LESS CURRENT LIABILITIES                    (6,850)          3,672
                                                       ========        ========

CAPITAL AND RESERVES
Share capital                                4           20,000          20,000
Accumulated deficit                                     (26,850)        (16,328)
                                                       --------        --------
                                                         (6,850)          3,672
                                                       ========        ========




The Management,



---------------
Premier Trust N.V.

                             TACARUNA HOLDINGS B.V.

                             Profit and loss account
                             -----------------------
                              (expressed in Euros)

                                                        Year ended   Year ended
                                                        31 December  31 December
                                                            2003        2002

OPERATING INCOME/(EXPENSES)
Interest income loan to subsidiary                              0      182,984
Interest expenses on loan from group company                    0     (178,331)
                                                         --------     --------
Total operating income                                          0        4,653
                                                         --------     --------

FINANCIAL INCOME/(EXPENSES)
Bank interest income                                            6           18
Bank charges                                                  (20)         (21)
                                                         --------     --------
Total financial (expenses)                                    (14)          (3)
                                                         --------     --------

OTHER (EXPENSES)
General and administrative expenses                       (10,508)      (8,068)
                                                         --------     --------
Total other (expenses)                                    (10,508)      (8,068)
                                                         --------     --------

(LOSS) BEFORE TAXATION                                    (10,522)      (3,418)
                                                         --------     --------

CORPORATION TAX                                                 0        1,341

NET (LOSS) FOR THE YEAR                                   (10,522)      (4,759)
                                                         ========     ========








The Management,




Premier Trust N.Y.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 31 December 2003
                  --------------------------------------------


1.       General

         The Company is a private limited liability company established on 11 December 2000. The statutory seat of the Company is Rotterdam, the Netherlands. The Company acts as a holding and financing company.

2.       Summary of principal accounting policies

         (a)      General
         The accounts have been prepared in accordance with the EU Directives as implemented in Part 9, Book 2 of the Dutch Civil Code.

         (b)      Foreign currencies
         All assets and liabilities expressed in currencies other than Euros have been translated at the rates of exchange prevailing at the balance sheet date. All transactions in foreign currencies have been translated into Euros at rates of exchange approximating to those ruling at the date of the transactions. Resulting exchange differences, if any, are recognised in the profit and loss account.

         (c)      Other assets and liabilities
         Assets and liabilities are stated at face value, unless otherwise stated in the notes thereon.

         (d)      Revenue recognition
         Income and expenses are accounted for under an accrual basis.

         (e)      Corporation tax
         Corporation tax is calculated on the basis of the net result shown in the Profit and Loss account, taking into account tax allowances and tax adjustments.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 31 December 2003
                  --------------------------------------------


3.       Cash at banks

         This comprises bank balances held with ABN AMRO Bank in Rotterdam. The balances are available on demand.

4.       Capital and reserves

         The authorised share capital of the Company consists of 1,000 ordinary shares of EUR 100 each, amounting to EUR 100,000. At as balance sheet date 200 shares were issued and fully paid up.

         Capital and reserves can be summarised as follows:

         The movements in capital and reserves can be summarized as follows:

                                                     31 December    31 December
                                                         2003           2002
Issued share capital:
 -position as at the beginning of the period           20,000          20,000
 -movement during the period under review                   0               0
 -position as at the end of the period                 20,000          20,000
                                                      -------         -------

Retained earnings/(Accumulated deficit):
 -position as at the beginning of the period          (16,328)        (11,569)
 -loss for the period                                 (10,522)         (4,759)
                                                      -------         -------
 -position as at the end of the period                (26,850)        (16,328)
                                                      -------         -------

 Total capital and reserves                            (6,850)          3,672
                                                      =======         =======


         The shares are wholly owned by Transcontinental Realty Investors Inc., Dallas, U.S.A.

5.       Directors

         The  Company  has  one  director  and  no  supervisory  directors.   No
         remuneration nor any other benefit was paid to the present directors during the period under review.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 31 December 2003
                  --------------------------------------------


6.       Staff numbers and employment costs

         The Company has no employees, other than its director, and hence incurred no wages and salaries, pension costs and other social security costs during the period under review.



Rotterdam, July 2004


The Management,
---------------



Premier Trust N.Y.

                             TACARUNA HOLDINGS B.V.

        Supplementary information to the Accounts as at 31 December 2003
        ----------------------------------------------------------------


Retained earnings

Article 15 of the Articles of Association provides that the profit established shall be at the disposal of the General Meeting of Shareholders. If and to the extent that a loss sustained in any fiscal year is not recovered from a reserve or made up in some other way, no distribution of profit shall be made in subsequent years as long as such loss has not been recovered.

Appropriation of result

The loss sustained by the Company during the period under review will be carried forward as reflected in the accounts.

Audit

Since the Company qualifies as a "small-sized' company it is, consequently, not legally required to have its accounts audited as provided for in Section 396, Paragraph 6, Part 9, Book 2 of the Dutch Civil Code.

                             TACARUNA HOLDINGS B.V.


                           Rotterdam, The Netherlands

                                  ANNUAL REPORT
                 for the financial period ended 31 December 2002























ADDRESS:
Schouwburgplein 30-34
3012 CL Rotterdam

                              Chamber of Commerce
                             File number 24 31 3761

                             TACARUNA HOLDINGS B.V.


                                Table of contents
                                -----------------


Balance Sheet as at 31 December 2002                                Page      1

Profit and Loss Account for the year ended 31 December 2002         Page      2

Notes to the Accounts                                               Pages    3-6

Supplementary information                                           Page      7

                             TACARUNA HOLDINGS B.V.

                                  Balance Sheet
                                  -------------
             (after appropriation of results and expressed in Euros)

                                                   31 December      31 December
                                     Notes              2002             2001

FIXED ASSETS
Loan to group company                  3                     0        4,000,000
                                                    ----------       ----------

CURRENT ASSETS
Interest receivable                                    298,159          115,175
Cash at banks                          4                 2,856            9,700
                                                    ----------       ----------
                                                       301,015          124,875
                                                    ----------       ----------

CURRENT LIABILITIES
Interest payable                                       291,033          112,702
Current account shareholder                              1,227                0
Accrued expenses                                         3,000            3,000
Corporate income tax payable                             2,083              742
                                                    ----------       ----------
                                                       297,343          116,444
                                                    ----------       ----------
NET CURRENT ASSETS                                       3,672            8,431
                                                    ----------       ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                    3,672        4,008,431
                                                    ----------       ----------

Less: LONG-TERM DEBT
Loan from group company                3                     0        4,000,000
                                                    ----------       ----------
                                                         3,672            8,431
                                       6            ==========       ==========
CAPITAL AND RESERVES
Share capital                                           20,000           20,000
Accumulated deficit                                    (16,328)         (11,569)
                                                    ----------       ----------
                                                         3,672            8,431
                                                    ==========       ==========


The Management,
---------------




Premier Trust N.V.

                             TACARUNA HOLDINGS B.V.

                             Profit and loss account
                             -----------------------
                              (expressed in Euros)


                                                       year ended   period ended
                                                       31 December   31 December
                                                          2002           2001
                                                        --------       --------

OPERATING INCOME/(EXPENSES)
Interest income loan to subsidiary                       182,984       (178,331)
Interest expenses on loan from group company            (178,331)      (112,702)
                                                        --------       --------
Total operating income                                     4,653          2,472
                                                        --------       --------

FINANCIAL INCOME/(EXPENSES)
Bank interest income                                          18             18
Bank charges                                                 (21)           (90)
                                                        --------       --------
Total financial (expenses)                                    (3)           (72)
                                                        --------       --------

OTHER (EXPENSES)
General and administrative expenses                        (8068)       (13,047)
Capital tax                                                    0           (180)
                                                        --------       --------

Total other (expenses)                                     (8068)       (13,227)
                                                        --------       --------


(LOSS) BEFORE TAXATION                                    (3,418)       (10,827)
                                                        --------       --------

CORPORATION TAX                                            1,341            742
                                                        --------       --------

NET (LOSS) FOR THE YEAR                                   (4,759)       (11,569)
                                                        ========       ========









The Management,
---------------



Premier Trust NY.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 31 December 2002
                  --------------------------------------------


1.       General

         The Company is a private limited liability company established on 11 December 2000. The statutory seat of the Company is Rotterdam, the Netherlands. The Company acts as a financing company.

2.       Summary of principal accounting policies

         (a)      General
         The accounts have been prepared in accordance with the EU Directives as implemented in Part 9, Book 2 of the Dutch Civil Code.

         (b)      Foreign currencies
         All assets and liabilities expressed in currencies other than Euros have been translated at the rates of exchange prevailing at the balance sheet date. All transactions in foreign currencies have been translated into Euros at rates of exchange approximating to those ruling at the date of the transactions. Resulting exchange differences, if any, are recognised in the profit and loss account.

         (c)      Other assets and liabilities
         Assets and liabilities are stated at face value, unless otherwise stated in the notes thereon.

         (d)      Revenue recognition
         Income and expenses are accounted for under an accrual basis.

         (e)      Corporation tax
         Corporation tax is calculated on the basis of the net result shown in the Profit and Loss account, taking into account tax allowances and tax adjustments.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 31 December 2002
                  --------------------------------------------


3.       Loans to and from group company

         The loans to and from group companies were repaid per 4 December 2002.

4.       Cash at banks

         This comprises bank balances held with ABN AMRO Bank in Rotterdam. The balances are available on demand.

5.       Capital and reserves

         The authorised share capital of the Company consists of 1,000 ordinary shares of EUR 100 each, amounting to EUR 100,000. At as balance sheet date 200 shares were issued and fully paid up.

         Capital and reserves can be summarised as follows:

                                                        31 December  31 December
                                                            2002          2001
Issued share capital:
-position as at the beginning of the period                20,000             0
-movement during the period under review                        0        20,000
                                                          -------       -------
-position as at the end of the period                      20,000        20,000
                                                          -------       -------

Retained earnings/(Accumulated deficit):
-position as at the beginning of the period               (11,569)            0
-loss for the period                                       (4,759)      (11,569)
                                                          -------       -------
-position as at the end of the period                     (16,328)      (11,569)
                                                          -------       -------




   Total capital and reserves                               3,672         8,431
                                                          =======       =======




         The shares are wholly owned by Transcontinental Realty Investors Inc., Dallas, U.S.A.

6.       Directors

         The  Company  has  one  director  and  no  supervisory  directors.   No
         remuneration nor any other benefit was paid to the present directors during the period under review.

                             TACARUNA HOLDINGS B.V.

                  Notes to the accounts as at 31 December 2002
                  --------------------------------------------


7.       Staff numbers and employment costs

         The Company has no employees, other than its director, and hence incurred no wages and salaries, pension costs and other social security costs during the period under review.



Rotterdam,        August 2003


The Management,
---------------



Premier Trust N.V.

                             TACARUNA HOLDINGS B.V.

        Supplementary information to the Accounts as at 31 December 2002


Retained earnings

Article 15 of the Articles of Association provides that the profit established shall be at the disposal of the General Meeting of Shareholders. If and to the extent that a loss sustained in any fiscal year is not recovered from a reserve or made up in some other way, no distribution of profit shall be made in subsequent years as long as such loss has not been recovered.

Appropriation of result

The loss sustained by the Company during the period under review will be carried forward as reflected in the accounts.

                                      Audit

Since the Company qualifies as a small-sized company it is, consequently, not legally required to have its accounts audited as provided for in Section 396, Paragraph 6, Part 9, Book 2 of the Dutch Civil Code.